Events occurring after the reporting period	6 Months Ended
Dec. 31, 2018
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events occurring after the reporting period

11. Events occurring after the reporting period

Other than the $15.0 million tranche drawn on existing facilities as explained in Note 5(d)(i) above, on January 7, 2019, the Group announced that Mesoblast issued 1,209,187 ordinary shares in Mesoblast to Maxim Group as consideration for advisory services in connection with the completion of the strategic partnership with Tasly. The 1,209,187 ordinary shares issued (fully paid) were issued for consideration of $1.2 million.

There were no other events that have occurred after December 31, 2018 and prior to the signing of this financial report that would likely have a material impact on the financial results presented.